Exhibit 10.1

FIRST AMENDMENT
To
EMPLOYMENT AGREEMENT
Date: August 22, 2011

The Employment Agreement dated July 22, 2011 between Edward Jordan and Augme Technologies, Inc. is hereby amended:

1.               EMPLOYMENT: DUTIES AND RESPONSIBILITIES

Employer hereby employs Employee as Chief Financial Officer and Principal Financial Officer of the Company. Subject at all times to the direction of the Board of Directors of the Employer, Employee shall have direct responsibility over financial operations, financial accounting and SEC reporting, operational budgeting, sales costing analysis, billing, and auditor interfacing. Employee will also perform other services and duties as the Board of Directors shall determine. Employee’s job sites shall be in the New York/New Jersey metropolitan area. Employee shall serve, by mutual consent, in such other positions and offices of the Employer and its affiliates, if selected, without any additional compensation. Employer agrees that as long as Employee is employed by the Employer, Employer will use its reasonable best efforts to cause Employee to be elected as a Director of the Employer.

Employee shall confer with the Directors, and other Officers of the Company, regarding ideas and proposals with respect to the overall financial direction of the Company.

Is replaced with:

Employer hereby employs Employee as Chief Financial Officer and Principal Financial Officer of the Company. Subject at all times to the direction of the Board of Directors of the Employer, Employee shall have direct responsibility over financial operations, financial accounting and SEC reporting, operational budgeting, sales costing analysis, billing, and auditor interfacing. Employee will also perform other services and duties as the Board of Directors shall determine. Employee’s job sites shall be in the New York/New Jersey metropolitan area. Employee shall serve, by mutual consent, in such other positions and offices of the Employer and its affiliates, if selected, without any additional compensation.

Employee shall confer with the Directors, and other Officers of the Company, regarding ideas and proposals with respect to the overall financial direction of the Company.

Wherefore, the language: “Employer agrees that as long as Employee is employed by the Employer, Employer will use reasonable best efforts to cause Employee to be elected as a Director of the Employer” is removed.

Edward Jordan		Augme Technologies, Inc.

Name:	Edward Jordan	Name:	Paul Arena

Signature:	/s/ Edward Jordan	Signature:	/s/ Paul Arena

Date:	August 22, 2011	Date:	August 22, 2011